SCHEDULE 14A INFORMATION

REQUIRED IN

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☐ PreliminaryProxy Statement	☐ Confidential, For Use of the Commission Only(as permitted by Rule 14a-6(e)(2))
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Access Capital Strategies Community Investment Fund, Inc.

124 Mt. Auburn Street, Suite 200N

Cambridge, Massachusetts 02138

(Name of Registrant as Specified in its Charter)

Martin E. Lybecker, Esq.

Wilmer, Cutler & Pickering

2445 M Street, N.W.

Washington, D.C. 20037

(Name of Person(s) Filing Proxy Statement)

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IMPORTANT SHAREHOLDER INFORMATION

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Access Capital Strategies Community Investment Fund, Inc.

The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, you tell us how to vote on your behalf on important issues relating to Access Capital Strategies Community Investment Fund, Inc. (the “Fund”). The proxy card may be completed by checking the appropriate box voting for or against the specific proposal relating to the Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Fund’s Board of Directors.

We urge you to take the time to read the proxy statement, fill out the proxy card, and return it to us. Voting your proxy, and doing so promptly, enables the Fund to avoid conducting additional mailings. When shareholders do not return their proxies in sufficient numbers, we will incur the expense of follow-up solicitations.

Please take a few moments to exercise your right to vote. Thank you.

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ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 23, 2003

Notice is hereby given that a Special Meeting of the Shareholders (the “Meeting”) of Access Capital Strategies Community Investment Fund, Inc. (the “Fund”) will be held at 9:00 a.m. (Eastern Time) on May 23, 2003 at the Fund’s offices, 124 Mt. Auburn Street, Suite 200N, Cambridge, Massachusetts 01238, for the following purposes:

1.	To approve amendments to the Management Agreement between the Fund and Access Capital Strategies LLC (“Access Capital”) with respect to the Fund.

2.	To approve amendments to the Sub-Management Agreement between Access Capital and Merrill Lynch Investment Managers, L.P. with respect to the Fund.

The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Meeting in person.

Shareholders of record at the close of business on April 30, 2003 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

By Order of the Directors

/S/    RONALD A. HOMER

Ronald A. Homer

Chairman

May 5, 2003

SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE FUND’S BOARD OF DIRECTORS. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE FUND A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

A shareholder of the Fund objecting to the proposals above is not entitled under either Maryland law or the Fund’s Articles of Incorporation or Bylaws to demand payment for and an appraisal of his or her particular shares if the proposals are consummated over his or her objection.

To Access Capital Strategies Community Investment Fund, Inc. shareholders:

The purpose of this proxy is to announce that a Special Meeting of Shareholders (the “Meeting”) of Access Capital Strategies Community Investment Fund, Inc. (the “Fund”) has been scheduled for May 23, 2003. The purpose of the Meeting is to submit to the shareholders a vote (1) to amend the Management Agreement between the Fund and Access Capital Strategies LLC (“Access Capital”) with respect to the Fund and (2) to amend the Sub-Management Agreement between Access Capital and Merrill Lynch Investment Managers, L.P. (“MLIM”) with respect to the Fund.

While you are, of course, welcome to join us at the Meeting, most shareholders cast their votes by filling out and signing the enclosed proxy card. To conduct the Meeting, a majority of shares must be represented either in person or by proxy. Whether or not you plan to attend the Meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

We encourage you to read the enclosed proxy statement thoroughly. In addition, we have included on the next two pages a list of some commonly asked questions and answers. If you have any additional questions, please call the Fund directly at (617) 576-5858.

Your vote is very important to us. As always, we thank you for your confidence and support.

Sincerely,

/S/    RONALD A. HOMER

Ronald A. Homer

Chairman

Access Capital Strategies Community Investment Fund, Inc.

PLEASE SIGN AND RETURN THE ENCLOSED PROXY BALLOT CARD

YOUR VOTE IS VERY IMPORTANT

ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.

Q.	WHAT ARE THE AMENDMENTS THAT SHAREHOLDERS ARE BEING ASKED TO APPROVE?

A.	Shareholders are being asked to approve amendments (the “Amendments”) to both the Management Agreement and the Sub-Management Agreement with respect to the Fund to increase the amount of the Fund’s operating expenses (“Operating Expenses”) ultimately paid by the Fund rather than by Access Capital and MLIM (together, the “Managers”). The Amendments will have no effect on the amount of the management fee paid by the Fund. Currently, the Managers, rather than the Fund, are ultimately responsible for bearing the costs of a portion of the Operating Expenses. If the Amendments are approved, the Fund will pay up to 0.25% of its monthly net assets (the “Expense Cap”) for Operating Expenses, and the Managers will be responsible for reimbursing the Fund for Operating Expenses in excess of the Expense Cap. In other words, if the amount of Operating Expenses paid by the Fund exceeds the Expense Cap, the Managers will pay to the Fund the amount of such excess. If the amount of Operating Expenses is less than the Expense Cap, the Fund will pay the actual amount of the Operating Expenses and, in addition, will pay to Access Capital the difference between the amount of the Operating Expenses and the Expense Cap to the extent that Access Capital has not previously been reimbursed for any Operating Expenses it had previously paid under the terms of the Management Agreement. Access Capital will then reimburse MLIM for any Operating Expenses it had previously paid under the terms of the Sub-Management Agreement.

Q.	WHY IS THE BOARD OF DIRECTORS PROPOSING TO AMEND THE MANAGEMENT AGREEMENT AND THE SUB-MANAGEMENT AGREEMENT?

A.	In unanimously approving the proposed Amendments and recommending their approval by shareholders, the directors of the Fund, including the independent directors, considered the best interests of the shareholders of the Fund and took into account all factors they deemed relevant. The factors considered by the directors included the nature, quality, and extent of the services provided by the Managers and data on investment performance, management fees, and expense ratios of competitive funds. After considering these factors, the directors concluded that the Amendments would be beneficial to the Fund and to the Fund’s shareholders. The Board of Directors believes that requiring the Fund to bear a larger portion of its Operating Expenses and to reimburse, over time, the Managers for the payment of prior Operating Expenses, are appropriate methods to help ensure that the Fund’s shareholders will continue to receive the high level of services they have come to expect. In addition, approval of the Amendments may result in an increase in the amount of assets invested in the Fund and, consequently, enable to Fund to achieve efficiencies that are not possible under the current expense structure.

Q.	WILL THE MANAGEMENT FEE CHARGED BY THE MANAGER TO THE FUND INCREASE AS A RESULT OF THE AMENDMENTS?

A.	No. If shareholders approve the Amendments, the management fee paid by the Fund to Access Capital will remain at 0.50% of the Fund’s average gross monthly assets, less accrued liabilities other than indebtedness for borrowings (the “Management Fee”) but will be paid monthly to conform with the expense payments. The sub-management fee paid to MLIM for its investment advisory services, which will also stay the same, is paid by Access Capital out of the Management Fee and not paid directly by the Fund.

Q.	WILL APPROVAL OF THE AMENDMENTS RESULT IN ANY ADDITIONAL SHAREHOLDER EXPENSE?

A.	As described above, if shareholders approve the Amendments, the Fund will pay for its Operating Expenses in an amount up to the Expense Cap. If the amount of Operating Expenses is less than the Expense Cap, the Fund will pay the difference between the Expense Cap and the actual amount of Operating Expenses to the Managers to reimburse the Managers for paying the Fund’s past Operating Expenses. Thus, approval of the Amendments will result in an increase in the amount the Fund ultimately pays for Operating Expenses (past and present). In no event will the Fund pay more than the Expense Cap.

Q.	WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A.	To conduct the Meeting, a quorum must be present, in person or by proxy. A quorum is defined as representation of over 50% of the shares outstanding for the Fund as of April 30, 2003. If not enough shareholders return the enclosed proxy ballot card to achieve a quorum, we will be forced to incur additional expenses associated with additional solicitations. To avoid additional costs, please return the completed proxy ballot as soon as possible.

Q.	HOW DOES THE BOARD SUGGEST THAT I VOTE?

A.	After careful consideration, the Board of Directors of the Fund, including the independent directors, recommends that you vote “FOR” approving the Amendments. The Board of Directors also urges you to vote and return the proxy ballot cards you receive.

Q.	WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A.	If you have any questions regarding this proxy, please contact the Fund directly at (617) 576-5858.

THE INFORMATION PROVIDED IN THIS “Q&A” IS SUPPORTED BY DISCLOSURES

CONTAINED IN THE ACCOMPANYING PROXY STATEMENT, WHICH ALL

SHAREHOLDERS ARE ENCOURAGED TO READ CAREFULLY.

ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.

124 MT. AUBURN STREET

SUITE 200N

CAMBRIDGE, MASSACHUSETTS 02138

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 23, 2003

PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Access Capital Strategies Community Investment Fund, Inc. (the “Fund”). The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to the Fund at the above address or by appearing personally and electing to vote on May 23, 2003 at the Special Meeting of Shareholders of the Fund at 9:00 a.m. (Eastern Time) at 124 Mt. Auburn Street, Suite 200N, Cambridge, Massachusetts 02138 (such meeting and any adjournment(s) thereof are referred to herein as the “Meeting”). A shareholder of the Fund objecting to the proposals is not entitled under either Maryland law or the Fund’s Articles of Incorporation or Bylaws to demand payment for and an appraisal of his or her particular shares if the proposals are consummated over his or her objection. The cost of preparing and mailing the Notice of Special Meeting, the proxy card, this proxy statement, and any additional proxy material has been or will be borne by Access Capital Strategies LLC, the Fund’s investment adviser (“Access Capital” or the “Manager”). Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Fund. If the shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those shares in favor of such proposal(s).

Only shareholders of record at the close of business on April 30, 2003 will be entitled to vote at the Meeting. On April 21, 2003, the Fund had outstanding 23,826,318 shares of common stock (“Shares”), each Share being entitled to one vote, and each fractional Share being entitled to a proportionate fractional vote on each matter to be acted upon at the Meeting. This proxy statement and the enclosed proxy card will be sent to shareholders of record on or about May 6, 2003.

The following table sets forth, as of April 21, 2003 (unless otherwise indicated), the beneficial ownership of each shareholder known to management of the Fund to own beneficially more than 5% of the outstanding Shares. Unless otherwise indicated, the Fund believes that the beneficial owner set forth in the table has sole voting and investment power.

Name and Address of Shareholder	Number of Shares	Percent of Class

Merrill Lynch Community Development Company LLC	5,899,252	24.76%
800 Scudders Mill Rd #1-H
Plainsboro, NJ 08536

Fleet Boston	1,720,840	7.22%
100 Federal Street MA DE 10012H
Boston, MA 02100

None of the Fund’s directors owns Shares. None of the executive officers of the Manager owns Shares. The Manager owns 100.27 Shares of the Fund, or less than 0.01%.

The Fund’s executive offices are located at 124 Mt. Auburn Street, Suite 200N, Cambridge, Massachusetts 02138. The Fund files annual reports on Form 10-K and quarterly reports on Form 10-Q with the Securities and Exchange Commission (the “SEC”). The public may read and copy any materials filed by the Fund with the SEC at the SEC’s Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The Fund files its reports electronically. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC (http://www.sec.gov).

A COPY OF EACH OF THE FUND’S 10-K REPORT DATED MAY 31, 2002 AND 10-Q REPORT DATED FEBRUARY 28, 2003 IS AVAILABLE UPON REQUEST AND MAY BE OBTAINED WITHOUT CHARGE BY CALLING (617) 576-5858.

INTRODUCTION

The Meeting is being called for the following purposes: (1) to amend the Management Agreement made as of June 15, 1998 between the Fund and Access Capital (the “Management Agreement”); and (2) to amend the Sub-Management Agreement dated as of March 1, 2001 (the “Sub-Management Agreement”) between Access Capital and Merrill Lynch Investment Managers, L.P.(“MLIM”).

Approval of each of the above proposals (“Proposals”) requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding Shares present at the Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares. For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and “broker non-votes” will be counted as present, but not as votes cast, at the Meeting. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the affirmative vote necessary to approve the matters under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions and broker non-votes as if they were votes against the Proposals. Neither Proposal will be considered to have been adopted by the shareholders unless sufficient votes in favor of both Proposals are received.

PROPOSAL (1)

AMENDMENT OF THE MANAGEMENT AGREEMENT

CURRENT MANAGEMENT AGREEMENT

On November 18, 1997, the Board, including a majority of the directors who are not interested persons of the Fund, as defined in the 1940 Act (“Independent Directors”), unanimously approved the Management Agreement between the Fund and Access Capital. On June 17, 1998, the Management Agreement was approved by the Fund’s sole shareholder. Pursuant to the terms of the Management Agreement, Access Capital acts as investment adviser to the Fund and has the duties and responsibilities described in the Management Agreement, subject to the general supervision of the Board and in accordance with, among other things, the Fund’s respective investment objectives, policies, and restrictions. By its terms, the Management Agreement continues in effect as to the Fund from year to year if such continuance is approved at least annually by the Board or by vote of a majority of the outstanding Shares of the Fund and, in either case, by a majority of the Independent Directors, by vote cast in person at a meeting called for such purpose. At its quarterly meeting on March 18, 2003, the Board, including the Independent Directors, unanimously approved the continuance of the Management Agreement. The Management Agreement may be terminated as to the Fund without penalty at any time on 60 days written notice by the directors, by vote of a majority of the outstanding Shares of the Fund, or by the Manager. The Management Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

Pursuant to the Management Agreement, the Manager may make the day-to-day investment decisions for the Fund or employ a sub-adviser at its expense to provide day-to-day management. Regardless of whether it employs a sub-adviser, the Manager continuously reviews, supervises, and administers the Fund’s investment programs. As consideration for its services, the Manager is entitled to a fee, paid quarterly, at an annual rate of fifty one-hundredths of one percent (0.50%) of the Fund’s average gross monthly assets, less accrued liabilities other than indebtedness for borrowings (the “Management Fee”). For the fiscal year ended May 31, 2002, the Fund paid a Management Fee of $884,174. Upon the structuring and effecting of certain transactions for the Fund, the Fund may pay the Manager an investment structuring fee of 1.00% of the transaction amount; however, there have been no investment structuring fees paid to the Manager from the Fund’s inception to the date of this proxy statement.

As set forth in detail in the Management Agreement, the Manager is responsible for paying a portion of the Fund’s annual operating expenses (the “Operating Expenses”). For the fiscal year ended May 31, 2002, the Fund ultimately paid $189,788 of its Operating Expenses.

A copy of the Management Agreement is available upon request and without charge by calling the Fund at (617) 576-5858.

THE PROPOSED AMENDMENT

If the Fund’s shareholders approve the proposed amendment to the Management Agreement, the Fund will pay all of the Operating Expenses; however, the Manager will reimburse the Fund for those Operating Expenses in excess of 0.25% of the Fund’s monthly net assets (the “Expense Cap”). Thus, if the amount of Operating Expenses paid by the Fund exceeds the Expense Cap, the Manager will pay to the Fund the amount of such excess. If the amount of Operating Expenses is less than the Expense Cap, the Fund will pay the actual amount of the Operating Expenses and, in addition, will pay to the Manager the difference between the amount of the Operating Expenses and the Expense Cap to the extent that the Manager has not previously been reimbursed for Operating Expenses previously paid by the Manager. The proposed amendment will have no effect on the amount of the Management Fee paid by the Fund and described above; however, the Management Fee will be paid monthly, rather than quarterly, to conform with the expense payments. The text of the proposed amendment is attached to this proxy statement as Appendix A. The tables and example below illustrate the difference between the current expense structure of the Fund and that proposed by the Proposal described above.

Under the Fund’s current expense structure, the following fees and expenses are applicable:

Shareholder Transaction Expenses

Sales Load (as a percentage of offering price)(A)	-0-

Dividend Reinvestment and Cash Purchase Plan Fees	-0-

Annual Expenses (as a percentage of net assets attributable to common shares) (as of 2/28/03)	(excluding leverage)	(including leverage)

Management Fees	0.50%	0.59%

Interest Payments on Borrowed Funds	-0-	0.28%

Other Expenses(B)	0.08%	0.08%

Total Annual Expenses	0.58%	0.95%

(A)	The Manager charges each investor an account opening fee of 0.25% of the investor’s commitment. This charge is paid by the shareholder to the Manager and is not an expense of the Fund. In addition, the Manager currently reserves the right to charge a 1.00% withdrawal fee if a shareholder redeems shares of the Fund within three years of the shareholder’s initial investment. For shareholders of the Fund as of March 1, 2001, the withdrawal fee will be waived on redemptions subsequent to March 1, 2004. For shareholders entering the Fund after March 1, 2001, the withdrawal fee will be waived on redemptions subsequent to their third anniversary of becoming a shareholder.

(B)	Other Expenses are charged only on the Fund’s net assets, excluding leverage.

If the Proposal is approved by the Fund’s shareholders, the following fees and expenses will be applicable:

Shareholder Transaction Expenses

Sales Load (as a percentage of offering price)(A)	-0-

Dividend Reinvestment and Cash Purchase Plan Fees	-0-

Annual Expenses (as a percentage of net assets attributable to common shares) (as of 2/28/03)	(excluding leverage)	(including leverage)

Management Fees	0.50%	0.59%

Interest Payments on Borrowed Funds	-0-	0.28%

Other Expenses(B)	0.25%	0.25%

Total Annual Expenses	0.75%	1.12%

(A)	If the Proposal is approved, the Manager will continue to charge investors a 0.25% account opening fee that will be paid by the shareholder to the Manager and will not be an expense of the Fund. It is anticipated that, if the Proposal is approved by shareholders, the Manager will waive the withdrawal fee on all redemptions made subsequent to June 1, 2003.

(B)	Other Expenses will be charged only on the Fund’s net assets, excluding leverage.

The following example compares for the periods indicated the expenses a shareholder would pay on a $1,000 investment, assuming a 5% annual return, under the current expense structure and under the proposed expense structure. The example assumes that the Fund’s net annual expenses remain the same each year and that all dividends and distributions are reinvested at net asset value. The example excludes the account opening fee of 0.25% and the 1.00% withdrawal fee. The example should not be considered a representation of future expenses, and the Fund’s actual expenses may be greater or less than those shown.

	1 Year	3 Years	5 Years	10 Years
Current Expense Structure (excluding leverage)	$6	$19	$32	$73
Current Expense Structure (including leverage)	$10	$30	$53	$117
Proposed Expense Structure (excluding leverage)	$8	$24	$42	$93
Proposed Expense Structure (including leverage)	$11	$36	$62	$136

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE AMENDMENT TO THE MANAGEMENT AGREEMENT.

PROPOSAL (2)

AMENDMENT OF THE SUB-MANAGEMENT AGREEMENT

CURRENT SUB-MANAGEMENT AGREEMENT

At an annual meeting of the Fund’s shareholders held on February 23, 2001, the Fund’s shareholders approved the Sub-Management Agreement between Access Capital and MLIM. Under the Sub-Management Agreement, the Manager continues to have full responsibility for providing investment advisory services to the Fund. The Manager discharges this responsibility in part through the retention of MLIM, at the Manager’s sole expense, to manage the day-to-day investment program of the Fund to the extent set forth in the Sub-Management Agreement. The Manager oversees the activities of MLIM and is responsible for setting any policies it deems appropriate for MLIM’s activities, subject to the direction of the Board. Shareholders of the Fund receive both the benefits of the Manager’s supervision of the management of the Fund and the additional benefit of MLIM’s investment advisory services. The Board believes that the combined contributions of the Manager and MLIM to the Fund’s management enhances the level of service to the Fund’s shareholders.

In consideration for the services provided and expenses assumed under the Sub-Management Agreement, the Manager has agreed to pay MLIM a fee, paid quarterly, at an annual rate of 0.25% of the Fund’s average gross monthly assets, less accrued liabilities other than indebtedness for borrowings (or, if greater, 50% of the Management Fee payable to the Manager under the Management Agreement) (the “Sub-Management Fee”). The Manager bears the sole responsibility for the payment of the Sub-Management Fee to MLIM.

The Sub-Management Agreement became effective as of March 1, 2001 and continued for an initial term ending two years from the date of the Sub-Management Agreement. Thereafter, the Sub-Management Agreement continues for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the directors, or by the vote of a majority of the outstanding Shares of the Fund, and, in either case, by a majority of the Independent Directors, by vote cast in person at a meeting called for such purpose. The Board, including the Independent Directors, unanimously approved the continuance of the Sub-Management Agreement at its quarterly meeting on March 18, 2003. The Sub-Management Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act, or upon the termination of the Management Agreement.

As sub-manager of the Fund, MLIM, to the extent set forth in the Sub-Management Agreement and subject to the supervision of the Board and the Manager and the investment policies and guidelines established by the Board and the Manager, identifies, evaluates, and structures the investments to be made by the Fund, arranges debt financing for the Fund, provides portfolio management and servicing of securities held in the Fund’s portfolio, and administers the Fund’s day-to-day affairs. In doing so, MLIM acts in conformity with, among other things, the instructions and directions of the Board and the requirements of the 1940 Act and all other applicable federal and state laws and regulations. MLIM, to the extent set forth in the Sub-Management Agreement, bears those expenses expressly stated to be payable by it under the Sub-Management Agreement.

A copy of the Sub-Management Agreement is available upon request and without charge by calling the Fund at (617) 576-5858.

THE PROPOSED AMENDMENT

If the Fund’s shareholders approve the proposed amendment to the Sub-Management Agreement, MLIM and Access Capital will bear the Fund’s Operating Expenses in excess of the Expense Cap as identified above by reimbursing the Fund for Operating Expenses in excess of the Expense Cap. If the amount of Operating Expenses exceeds the Expense Cap, MLIM will pay to the Manager 50% of the amount of such excess. If the amount of Operating Expenses is less than the Expense Cap, the Manager will pay to MLIM 50% of the difference between the amount of Operating Expenses actually paid by the Fund and the Expense Cap to the extent MLIM has not previously been reimbursed for any Operating Expenses previously paid by MLIM. The proposed amendment will have no effect on the amount of the Sub-Management Fee paid to MLIM by the Manager and described above; however, the Sub-Management Fee will be paid monthly, rather than quarterly, to conform with the expense payments. The text of the proposed amendment is attached to this proxy statement as Appendix B.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE AMENDMENT TO THE SUB-MANAGEMENT AGREEMENT.

BOARD RECOMMENDATION

The directors recommend that the Fund’s shareholders vote to approve the Proposals. Approval by shareholders of the Proposals will not result in an increase in the contractual rate of any management fee payable by the Fund, but will result in the payment of a larger portion of the Fund’s Operating Expenses being paid by the Fund itself rather than by the Manager and MLIM. In addition, to the extent the Operating Expenses are less than the Expense Cap, the Proposals will require the Fund to reimburse, over time, Operating Expenses previously borne by Access Capital and MLIM.

In unanimously approving the Proposals and recommending their approval by shareholders, the Board, including the Independent Directors, considered the best interests of the shareholders of the Fund and took into account all factors they deemed relevant. The factors considered by the Board and the Independent Directors included the nature, quality, and extent of the services provided by Access Capital and MLIM and data on investment performance, management fees, and expense ratios of competitive funds. The Board, including the Independent Directors, believes that the proposed increase in fees the Fund will assume is an appropriate way to help ensure that the Fund’s shareholders will continue to receive the high level of services they have come to expect. In addition, approval of the Proposals may result in an increase in the amount of assets invested in the Fund and, consequently, enable the Fund to achieve efficiencies that are not possible under the current expense structure.

The Board considered these Proposals within a larger context of other proposals by Access Capital and MLIM, which did not require shareholder approval. For example, at the meeting at which the Proposals were approved, the Board also approved the following changes to the Fund’s operations: daily pricing and NAV calculation and monthly dividend payments. The Board also considered the impact that requiring the Fund to assume more of its Operating Expenses could have on the Fund’s yield and on the growth of the Fund’s assets. After considering these factors, among others, the Board, including the Independent Directors, concluded that the Proposals would be beneficial to the Fund and to its shareholders.

If holders of a majority of the outstanding Shares of the Fund vote in the negative with respect to the Proposals, the directors will consider such further action as they may determine to be in the best interests of the Fund and its shareholders.

ADDITIONAL INFORMATION

INFORMATION ABOUT THE MANAGER

Access Capital is the manager of the Fund. Access Capital was formed in 1997 to focus on managing the assets of institutional investors interested in community investing. In February 1997, the firm assumed the assets, but no liabilities, of Access Capital Strategies Corp. The predecessor firm was a wholly owned subsidiary of Mellon Bank Corp. from 1994-1997.

Access Capital’s principal business address is 124 Mt. Auburn Street, Suite 200N, Cambridge, Massachusetts 02138.

The name, address, and principal occupation of the principal executive officer and each director of Access Capital are as follows:

Name and Address	Principal Occupation	Position(s) with Access Capital
Ronald A. Homer* Access Capital Strategies LLC 124 Mt. Auburn St. Cambridge, MA 02138	Chief Executive Officer & Co-Managing Member, Access Capital	Same

David F. Sand Access Capital Strategies LLC 124 Mt. Auburn St. Cambridge, MA 02138	President & Co-Managing Member, Access Capital	Same

Name and Address	Principal Occupation	Position(s) with Access Capital
Louis Prezeau City National Bank of New Jersey 900 Broad Street Newark, NJ 07102	President & Chief Executive Officer	Director

Charles R. Kendrick Clarion Ventures 225 Franklin St. Boston, MA 02110	Principal, Clarion Ventures LLC	Director

Alden McDonald Liberty Bank & Trust PO Box 60131 New Orleans, LA 70160	President & Chief Executive Officer, Liberty Bank & Trust	Director

*	Mr. Homer also serves as a director of the Fund.

INFORMATION ABOUT MLIM

MLIM is organized as a limited partnership. The general partner of MLIM is Princeton Services, Inc. (“Princeton Services”). The limited partner of MLIM is Merrill Lynch and Co., Inc. (“ML & Co.”). Princeton Services is a wholly-owned subsidiary of Merrill Lynch Group, Inc. (“Merrill Lynch Group”). Merrill Lynch Group is a wholly-owned subsidiary of ML & Co. ML & Co. and Princeton Services control MLIM through their ownership of the voting securities of MLIM and their power to exercise a controlling influence over the management and policies of MLIM. The principal business address of ML & Co. and Merrill Lynch Group is 4 World Financial Center, New York, New York 10080.

MLIM and its affiliates act as investment adviser to more than 100 registered investment companies and offer investment advisory services to individuals and institutional accounts. As of December 31, 2002, MLIM and its affiliates had a total of approximately $462 billion in investment company and other portfolio assets under management.

Robert C. Doll is the President of MLIM. The principal business address of Mr. Doll and MLIM is P.O. Box 9011, Princeton, New Jersey 08543-9011.

Terry K. Glenn, a director of the Fund, formerly served as the Executive Vice President of MLIM, Executive Vice President and Director of Princeton Services, Executive Vice President of Fund Asset Management, L.P., President and Director of FAM Distributors, Inc. and President of Princeton Administrators, L.P. The principal business address of Mr. Glenn is P.O. Box 9011, Princeton, NJ 08543-9011. Mr. Glenn currently serves as a consultant to MLIM.

M. Colyer Crum and Stephen B. Swensrud, each an Independent Director of the Fund, also serve as directors of other investment companies managed by MLIM and its affiliates.

PORTFOLIO TRANSACTIONS

During the Fund’s fiscal year ended May 31, 2002, the Fund paid $0 in brokerage commissions.

SHAREHOLDER PROPOSALS

Shareholder proposals to be presented at any future meeting of shareholders of the Fund must be received by the Fund a reasonable time before the Fund’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY

The only business to be presented at the Meeting is the business mentioned in the Notice of Special Meeting of Shareholders and described in this proxy statement. Should any other matters lawfully come before the Meeting, and in all procedural matters at the Meeting, the enclosed proxy shall be voted in accordance with the best judgment of the person(s) named as proxies, or their substitutes, present and acting at the Meeting.

If, at the time any session of the Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote the proxies that have been received to adjourn the Meeting to a later date. If a quorum is present, but sufficient votes in favor of one or more of the Proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such Proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in favor of the Proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the Proposal against any such adjournment. Neither Proposal will be considered to have been adopted by shareholders unless sufficient votes in favor of both Proposals are received.

If you do not expect to attend the Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.

YOUR VOTE IS IMPORTANT. YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY MARKING, SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE VOTE BY ONE OF THE ABOVE METHODS SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING.

APPENDIX A: FORM-OF AGREEMENT

MANAGEMENT AGREEMENT

ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.

THIS AGREEMENT, dated as of May __, 2003

BETWEEN:

ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC., a Maryland corporation (hereinafter called the “Fund”),

- and -

ACCESS CAPITAL STRATEGIES LLC, a Massachusetts limited liability company (hereinafter called the “Manager”)

RECITES THAT:

Whereas the Fund and the Manager have entered into a Management Agreement made as of June 15, 1998 (the “Management Agreement”); and

Whereas the Fund and the Manager have agreed to amend the Management Agreement pursuant to Section 11 of the Management Agreement;

Now, therefore, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

Definitions and Interpretations

1.    Unless separately defined, capitalized terms in this Agreement have the meanings attributed to them in the Management Agreement.

Amendment

2.    Section 7(a) of the Management Agreement is hereby deleted in its entirety.

3.    Section 7(b) of the Management Agreement is hereby redesignated as Section 7(a).

4.    Section 7(c) of the Management Agreement is hereby amended by deleting Section 7(c) and replacing it with the following:

“(b) If for any month the amount of operating expenses paid by the Fund pursuant to Section 7(a) exceeds 0.25% of the Fund’s monthly net assets (the “Expense Cap”), the Manager will pay to the Fund the amount of such excess. If for any month the amount of operating expenses paid by the Fund pursuant to Section 7(a) is less than the Expense Cap, the Fund will pay to the Manager, as reimbursement for previously paid operating expenses, the difference between the amount of operating expenses actually paid by the Fund for such month and the Expense Cap to the extent the Manager has not been fully reimbursed for any operating expenses previously paid by the Manager.”

5.    Section 7(d) of the Management Agreement is hereby redesignated as Section 7(c).

6.    Section 7(e) of the Management Agreement is hereby redesignated as Section 7(d) and the word “quarterly” is replaced with “monthly”.

7.    Section 7(f) of the Management Agreement is hereby redesignated as Section 7(e).

8.    Section 8(a) of the Management Agreement is hereby amended by deleting the word “quarterly” and replacing it with “monthly.”

Miscellaneous Provisions

9.    This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

10.    This Agreement shall be governed and construed in accordance with the laws of the State of Maryland, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act.

11.    This Agreement shall not take effect unless (i) it is approved by vote of a majority of the Fund’s outstanding voting securities and (ii) the Agreement dated as of May •, 2003 between the Manager and Merrill Lynch Investment Managers, L.P. is approved by vote of a majority of the Fund’s outstanding voting securities.

12.    This Agreement shall take effect upon the later of (i) June 1, 2003 or (ii) the date on which this Agreement is approved by vote of a majority of the Fund’s outstanding voting securities.

In witness whereof the parties have caused this Agreement to be executed by their officers designated as of the day and year first above written.

ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.

By:
Name:
Title:

ACCESS CAPITAL STRATEGIES LLC

By:
Name:
Title:

APPENDIX B: FORM-OF AGREEMENT

SUB-MANAGEMENT AGREEMENT

ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.

THIS AGREEMENT, dated as of May __, 2003

BETWEEN:

ACCESS CAPITAL STRATEGIES LLC, a Massachusetts limited liability company (hereinafter called the “Manager”),

- and -

MERRILL LYNCH INVESTMENT MANAGERS, L.P., a Delaware limited partnership (hereinafter called the “Sub-Manager”)

RECITES THAT:

Whereas the Manager and the Sub-Manager have entered into a Sub-Management Agreement dated as of March 1, 2001 (the “Sub-Management Agreement”); and

Whereas the Manager and the Sub-Manager have agreed to amend the Sub-Management Agreement pursuant to Section 9 of the Sub-Management Agreement;

Now, therefore, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

Definitions and Interpretations

1.     Unless separately defined, terms in this Agreement have the meanings attributed to them in the Sub-Management Agreement.

Amendment

2.    Section 5(a) of the Sub-Management Agreement is hereby amended by deleting Section 5(a) in its entirety and replacing it with the following:

“(a) If for any month the amount of operating expenses paid by the Fund pursuant to Section 7(a) of the Management Agreement exceeds 0.25% of the Fund’s monthly net assets (the “Expense Cap”), the Sub-Manager will pay to the Manager 50% of the amount of such excess. If for any month the amount of operating expenses paid by the Fund pursuant to Section 7(a) of the Management Agreement is less than the Expense Cap, the Manager will pay to the Sub-Manager 50% of the difference between the amount of operating expenses actually paid by the Fund for such month and the Expense Cap to the extent the Sub-Manager has not been fully reimbursed for any operating expenses previously paid by the Sub-Manager.”

3.    Section 6(a) of the Sub-Management Agreement is hereby amended by deleting the word “quarterly” and replacing it with “monthly.”

Miscellaneous Provisions

4.    This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

5.     This Agreement shall be governed and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act.

6.    This Agreement shall not take effect unless (i) it is approved by vote of a majority of the Fund’s outstanding voting securities and (ii) the Agreement dated as of May __, 2003 between the Manager and the Fund is approved by vote of a majority of the Fund’s outstanding voting securities.

7.     This Agreement shall take effect upon the later of (i) June 1, 2003 or (ii) the date on which this Agreement is approved by vote of a majority of the Fund’s outstanding voting securities.

In witness whereof the parties have caused this Agreement to be executed by their officers designated as of the day and year first above written.

MERRILL LYNCH INVESTMENT MANAGERS, L.P.

By:
Name:
Title:

ACCESS CAPITAL STRATEGIES LLC

By:
Name:
Title:

ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON

MAY 23, 2003

This proxy is solicited by the Board of Directors of Access Capital Strategies Community Investment Fund, Inc. (the “Fund”) for use at a Special Meeting of Shareholders (“Meeting”) to be held on May 23, 2003 at 9:00 a.m. Eastern Time at 124 Mt. Auburn Street, Suite 200N, Cambridge, Massachusetts 02138.

The undersigned hereby appoints Ronald A. Homer and David F. Sand, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the above-stated Meeting and at any and all adjournments thereof, all common stock in the Fund held of record by the undersigned on the record date for the Meeting, upon the following matters and upon any other matter which may come before the Meeting in their discretion:

PROPOSAL (1) Approval of amendments to the Management Agreement between Access Capital Strategies Community Investment Fund, Inc. and Access Capital Strategies LLC.

FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL (2) Approval of amendments to the Sub-Management Agreement between Access Capital Strategies LLC and Merrill Lynch Investment Managers, L.P.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote “FOR” the above-enumerated Proposals. Neither Proposal will be considered to have been adopted by the shareholders unless sufficient votes in favor of both Proposals are received.

The undersigned hereby acknowledges receipt of the Notice of Meeting dated May 5, 2003 and the Proxy Statement attached hereto:

Signature(s) of Shareholder(s)

Signature(s) of Shareholder(s)

Date:  May ___, 2003

IMPORTANT:  Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, Director, or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD

PROMPTLY IN THE ENCLOSED ENVELOPE